Noncontrolling interests	12 Months Ended
Dec. 31, 2016
Noncontrolling Interest [Abstract]
Noncontrolling Interest Disclosure [Text Block]
12. Noncontrolling Interests
In March 2013, the Company formed, with other third-party investors, Lorenz Re Ltd. (Lorenz Re), a Bermuda domiciled special purpose insurer. Lorenz Re is a segregated accounts company under the laws of Bermuda and distinct segregated accounts are formed and capitalized within Lorenz Re in order to enter into reinsurance agreements with the Company on a fully collateralized basis.
At December 31, 2015, included in the Company’s Consolidated Balance Sheets, were assets of $42 million, primarily consisting of investments and cash, and liabilities of $8 million, primarily consisting of other reinsurance balances payable and non-life reserves. These balances related to the 2013 segregated accounts that were deconsolidated in 2016, as the Company’s investment in Lorenz Re no longer met the U.S. GAAP consolidation criteria.
The reconciliation of the beginning and ending balance of the noncontrolling interests in Lorenz Re for the years ended December 31, 2016 and 2015 was as follows (in thousands of U.S. dollars):

	2016	2015
Balance at January 1	$2,450	$55,501
Net income attributable to noncontrolling interests	—	2,769
Distribution to noncontrolling interests	(2,450)	(55,820)
Balance at December 31	$—	$2,450